UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 20, 2005

The Allstate Corporation

(Exact name of registrant as specified in charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

2775 Sanders Road, Northbrook, Illinois		60062
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.              Results of Operations and Financial Condition.

On July 20, 2005, the registrant issued a press release announcing its financial results for the second quarter of 2005. A copy of the press release is furnished as Exhibit 99 to this report.

Section 9. – Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(c)                                  Exhibits

99                                    Registrant’s press release dated July 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ALLSTATE CORPORATION
(registrant)

	By	/s/ Samuel H. Pilch
Name: Samuel H. Pilch
Title: Controller

July 20, 2005